SECURED SENIOR PROMISSORY NOTE

US$250,000	Dated: March 31, 2006.

FOR VALUE RECEIVED, the undersigned, ZIM CORPORATION (the “Purchaser”), HEREBY PROMISES TO PAY to the order of ADVANCED TELECOM SERVICES, INC. (the “Shareholder”) the principal amount of TWO HUNDRED AND FIFTY THOUSAND United States Dollars (US$250,000) as set forth in that certain stock purchase agreement dated as of the date hereof (the “Purchase Agreement”) by and among the Purchaser, the Shareholder and Advanced Internet, Inc. on the days and in the amounts set forth below. Unless defined herein, capitalized terms which are defined in the Purchase Agreement shall have the meanings attributed thereto herein.

The principal amount of this Note shall be payable by twelve (12) equal monthly payments of TWENTY THOUSAND, EIGHT HUNDRED AND THIRTY-THREE United States Dollars and THIRTY-FOUR Cents (US$20,833.34), with the first payment to be made on April 3, 2006 and each further payment to be paid on the first Business Day of each month thereafter (each such Business Day, a “Payment Date”).

No interest shall accrue or be payable upon the unpaid principal amount of this Note except upon and following the occurrence and continuance of a Default (as defined in the Security Agreement) and, upon and following the date of occurrence of any such Default, all unpaid principal hereunder shall be immediately due and payable and interest shall accrue and be payable upon such unpaid principal amount of this Note at a rate equal to the prime rate of interest charged to major customers by the Purchaser’s commercial bank as published from time to time plus three percent (3%) (“Default Interest”).

All amounts due hereunder are payable in U.S. Dollars to the Shareholder as follows: ADVANCED TELECOM SERVICES, INC. in immediately available funds by wire transfer to the following coordinates:

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The Purchaser has delivered as security for the payment and performance of its obligations under this instrument (i) a general security agreement of even date herewith (the “Security Agreement”) in which the Shareholder is granted a security interest in all of the Purchaser’s property as described in the Security Agreement; and (ii) a financing statement granting the Shareholder security over such property which shall be registered against the Purchaser in the Province of Ontario in accordance with the provisions of the Personal Property Security Act (Ontario).

This Note shall be non-assignable by the Purchaser without the written consent of the Shareholder, which consent shall not be unreasonably withheld.

Presentment for payment, demand, notice of protest and all other demands and notice of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived. The rights and remedies of the Shareholder as provided herein shall be cumulative and concurrent, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same. The Shareholder shall not by any act or omission or commission be deemed to waive any of its rights or remedies under this Note unless such waiver be in writing and signed by the Shareholder, and then only to the extent specifically set forth therein; and a waiver of one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

Upon and/or following the occurrence of a Default (as such term is defined in the Security Agreement), this Note shall be assignable by the Shareholder upon written notice to the Purchaser.

The Purchaser may not set off and hold back from payment of principal and interest payments on this Note any amounts due hereunder in order to offset any claims by the Purchaser for indemnification by the Shareholder under the Purchase Agreement.

The Purchaser shall pay, in accordance with the terms of the Security Agreement, all reasonable fees and expenses, including, without limitation, reasonable legal fees and costs, incurred by the Shareholder in the enforcement or in an attempt to enforce any of the Purchaser’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein.

IN WITNESS WHEREOF the Purchaser has caused this Note to be duly executed by its duly authorized representative on the date hereof.

ZIM CORPORATION

Signed: /s/ Michael Cowpland
Name: Michael Cowpland
Title: CEO